UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2024

POSTAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-38903	83-2586114
(State or other jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

75 Columbia Avenue

Cedarhurst, NY 11516

(Address of principal executive offices and zip code)

(516) 295-7820

(Registrant’s telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-I2 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.I4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PSTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 25, 2024 (the “Effective Date”), Postal Realty Trust, Inc. (the “Company”), Postal Realty LP (the “Borrower”), certain subsidiaries of the Company, Truist Bank, as administrative agent, and certain lenders party to the Credit Agreement (as defined below) entered into that certain Resignation and Appointment of Administrative Agent, L/C Issuer and Swingline Lender and Third Amendment to Credit Agreement (the “Third Amendment”), which amends that certain Credit Agreement dated as of August 9, 2021, (as amended by the First Amendment to Credit Agreement dated as of May 11, 2022, and further amended by the Second Amendment to the Credit Agreement, dated as of July 24, 2023) entered into by and among the Company, the Borrower, certain subsidiaries of the Company, the Bank of Montreal and the lenders party thereto (as previously amended and as amended by the Third Amendment, the “Credit Agreement”). Capitalized terms used below and not defined herein have the meanings ascribed to them in the Credit Agreement.

The Third Amendment, among other things, replaces the Bank of Montreal with Truist Bank as the administrative agent, letter of credit issuer and swingline lender. Additionally, the Third Amendment increases the delayed draw term loan commitments in an aggregate principal amount of up to $50.0 million. On the Effective Date, the Borrower borrowed $40.0 million of these new delayed draw term loan commitments.

The foregoing summary of the Third Amendment and the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
10.1	Resignation and Appointment of Administrative Agent, L/C Issuer and Swingline Lender and Third Amendment to Credit Agreement, dated October 25, 2024, by and among Postal Realty LP, Postal Realty Trust, Inc., the certain subsidiaries from time to time party thereto as guarantors, and Truist Bank, as administrative agent, and the several banks and financial institutions party thereto as lenders.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2024

POSTAL REALTY TRUST, INC.

By:	/s/ Jeremy Garber
	Name:	Jeremy Garber
	Title:	President, Treasurer and Secretary

2